Morgan Stanley Technology Fund
LETTER TO THE SHAREHOLDERS - FEBRUARY 28, 2003

Dear Shareholder:

Following a broad-based market decline during the third quarter of 2002, stocks rebounded strongly as the year came to a close. Lead by the technology sector, most notably semiconductor, software and telecommunications, the market posted its largest gains in October and November. Positive third-quarter earnings announcements and a 50-basis point rate cut by the Federal Reserve added to the rally in stocks. In addition, mid-term election results, which saw the Republican party increase its House majority and gain control of the Senate, proved to be yet another positive contributor to the upward momentum.

However, stocks gave back some of their gains during December and January. Escalating geopolitical uncertainty with respect to Iraq and North Korea cast a long shadow over the markets. Oil and energy prices moved up sharply, fed by the increasing tensions with Iraq and the strike in Venezuela. And the positive consumer psychology, a mainstay of the economy, now faced the news of a six-percent unemployment level reaching an eight-year high.

Performance and Portfolio Strategy

For the six-month period ended February 28, 2003, Morgan Stanley Technology Fund's Class A, B, C and D shares posted total returns of -1.02 percent, -1.55 percent, -1.55 percent and -1.01 percent, respectively. During the same period, the Standard & Poor's 500 Index* (S&P 500) returned -7.29 percent. The performance of the Fund's four share classes varies because each has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

Our strategy over the last six months was to attempt to be more defensive in the face of extreme market volatility and poor conditions for the technology sector. In retrospect, the moves we made were correct but were not enough to offset the Fund's exposure to higher beta, premium valuation, lower capitalization names. The Fund's sector weightings were fairly stable over the period. The largest exposure was to semiconductors, mainly because of their ability to stay profitable even through the worst of the economic downturn. Although there was an inventory build in the first quarter 2002 that benefited the sector, subsequent weakness was driven by the lack of end demand. Going into the end of 2002, inventories were again lean, and we believe

---------------------
*The Standard & Poor's 500 Index (S&P 500(R)) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Technology Fund
LETTER TO THE SHAREHOLDERS - FEBRUARY 28, 2003 continued

semiconductors are a necessary component for every area of technology, regardless of which area leads the recovery. We increased the Fund's exposure to semiconductors in the fourth quarter of 2002.

The Fund's second largest exposure was in software. During the period, software was the largest contributor to performance due to stock selection. We believe that software is a highly leveraged growth play, as there are no inventories to maintain and the businesses are highly scaleable as a result. We favored companies involved in smaller deal sizes because large contracts were virtually non-existent. The Fund also had exposure to enterprise software, specifically in the areas of security and integration. We believe that both corporate and government spending should be positive for selected software companies we added to the portfolio in the fourth quarter.

Throughout the period, the Fund was underweighted toward telecommunications, with the exception of its exposure to Cisco. In our view, the workout in telecommunications will take several years, and there still is an excess of capacity and players that impedes recovery in this area. We do not see any indications that capital expenditures will pick up any time soon. There was strength in wireless in the fourth quarter, and the Fund did participate in this through selected semiconductor names and, to a lesser extent, wireless operators.

Looking Ahead

As we look to 2003, our outlook is mixed. With geopolitical uncertainties still tainting investor psychology, as well as a slow, drawn-out recovery in information technology spending, company fundamentals are still not where we would like to see them. On a positive note, we believe valuations are becoming more attractive in certain subsectors, which may represent an opportunity to buy stock in quality technology companies having sustainable business models and the leadership to bring the sector out of its sustained downturn. We remain optimistic that technology will remain a key focus of business investment and that companies offering productivity-enhancing technology will be highly leveraged to the ensuing economic recovery.

On February 18, 2003, the Fund's management was assumed by the Investment Manager's Sector Funds Equity/Information team. Current members of the team include Armon Bar-Tur, Executive Director; and Thomas Bergeron, Vice President.

Morgan Stanley Technology Fund
LETTER TO THE SHAREHOLDERS - FEBRUARY 28, 2003 continued

We appreciate your ongoing support of Morgan Stanley Technology Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President and CEO

Morgan Stanley Technology Fund
FUND PERFORMANCE - FEBRUARY 28, 2003

         AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

                 CLASS A SHARES*
--------------------------------------------------
1 Year                      (37.70)%(1) (40.97)%(2)
Since Inception (10/27/00)  (50.30)%(1) (51.43)%(2)
                 CLASS B SHARES**
--------------------------------------------------
1 Year                      (38.39)%(1) (41.47)%(2)
Since Inception (10/27/00)  (50.74)%(1) (51.38)%(2)
                 CLASS C SHARES+
--------------------------------------------------
1 Year                      (38.71)%(1) (39.32)%(2)
Since Inception (10/27/00)  (50.85)%(1) (50.85)%(2)
                 CLASS D SHARES++
--------------------------------------------------
1 Year                      (37.58)%(1)
Since Inception (10/27/00)  (50.19)%(1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

---------------------

(1)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See
     the Fund's current prospectus for complete details on fees and sales charges.
 *   The maximum front-end sales charge for Class A is 5.25%.
**   The maximum contingent deferred sales charge (CDSC) for
     Class B is 5.0%. The CDSC declines to 0% after six years.
 +   The maximum CDSC for Class C is 1.0% for shares redeemed
     within one year of purchase.
++   Class D has no sales charge.

Morgan Stanley Technology Fund
PORTFOLIO OF INVESTMENTS - FEBRUARY 28, 2003 (UNAUDITED)

 NUMBER OF
  SHARES                                    VALUE
-----------------------------------------------------
              Common Stocks (97.0%)
              Advertising/Marketing
              Services (0.4%)
   35,000     Getty Images, Inc.*......  $  1,027,250
                                         ------------
              Aerospace & Defense
              (2.1%)
  108,000     Lockheed Martin Corp. ...     4,937,760
                                         ------------
              Biotechnology (6.0%)
  108,432     Amgen Inc.*..............     5,924,724
  326,824     Bruker Daltonics,
               Inc.*...................     1,127,543
   89,793     Celgene Corp.*...........     1,966,556
  263,000     Exelixis, Inc.*..........     1,517,510
   43,100     MedImmune, Inc.*.........     1,293,431
   10,200     NPS Pharmaceuticals,
               Inc.*...................       177,072
  113,693     Regeneron
               Pharmaceuticals,
               Inc.*...................     2,085,130
                                         ------------
                                           14,091,966
                                         ------------
              Broadcasting (1.2%)
   44,600     Radio One, Inc. (Class
               D)*.....................       612,804
   91,000     USA Interactive*.........     2,232,230
                                         ------------
                                            2,845,034
                                         ------------
              Cable/Satellite TV (0.4%)
   28,800     Comcast Corp. (Class
               A)*.....................       841,536
                                         ------------
              Computer Communications
              (2.8%)
  346,750     Cisco Systems, Inc.*.....     4,847,565
  243,268     Finisar Corp.*...........       231,105
   75,650     McDATA Corp. (Class
               A)*.....................       627,895
   41,000     NetScreen Technologies,
               Inc.*...................       800,730
                                         ------------
                                            6,507,295
                                         ------------
              Computer Peripherals
              (3.2%)
  433,364     EMC Corp.*...............     3,202,560
  187,880     Network Appliance,
               Inc.*...................     1,995,286
   54,000     Storage Technology
               Corp.*..................     1,249,020
   18,000     Zebra Technologies Corp.
               (Class A)*..............     1,135,440
                                         ------------
                                            7,582,306
                                         ------------

 NUMBER OF
  SHARES                                    VALUE
-----------------------------------------------------
              Computer Processing
              Hardware (3.1%)
   44,100     Cray, Inc. ..............  $    376,173
  169,029     Dell Computer Corp.*.....     4,557,022
  120,750     Hewlett-Packard Co. .....     1,913,887
  108,000     Sun Microsystems,
               Inc.*...................       371,520
                                         ------------
                                            7,218,602
                                         ------------
              Data Processing Services
              (2.4%)
  116,000     Affiliated Computer
               Services, Inc. (Class
               A)*.....................     5,200,280
   22,000     BISYS Group, Inc.
               (The)*..................       344,080
                                         ------------
                                            5,544,360
                                         ------------
              Electrical Products
              (0.7%)
  108,000     American Power Conversion
               Corp.*..................     1,689,120
                                         ------------
              Electronic Components
              (2.9%)
   26,500     Amphenol Corp. (Class
               A)*.....................     1,080,935
   17,000     Hutchinson Technology
               Inc.*...................       367,880
  149,800     QLogic Corp.*............     5,304,418
                                         ------------
                                            6,753,233
                                         ------------
              Electronic Distributors
              (0.8%)
   44,100     CDW Computer Centers,
               Inc.*...................     1,925,406
                                         ------------
              Electronic Equipment/
              Instruments (0.6%)
   54,000     Coherent, Inc.*..........     1,057,320
   14,000     Nam Tai Electronics, Inc.
               (Hong Kong).............       371,700
                                         ------------
                                            1,429,020
                                         ------------

                       See Notes to Financial Statements

Morgan Stanley Technology Fund
PORTFOLIO OF INVESTMENTS - FEBRUARY 28, 2003 (UNAUDITED) continued

 NUMBER OF
  SHARES                                    VALUE
-----------------------------------------------------
              Electronic Production
              Equipment (4.4%)
  108,050     Applied Materials,
               Inc.*...................  $  1,402,489
  108,145     KLA-Tencor Corp.*........     3,866,184
  108,000     Lam Research Corp.*......     1,439,640
  128,441     Novellus Systems,
               Inc.*...................     3,744,055
                                         ------------
                                           10,452,368
                                         ------------
              Financial Publishing/
              Services (0.9%)
  108,000     SunGard Data Systems
               Inc.*...................     2,125,440
                                         ------------
              Information Technology
              Services (7.8%)
  121,500     Anteon International
               Corp.*..................     2,792,070
  108,000     Computer Sciences
               Corp.*..................     3,376,080
  108,000     International Business
               Machines Corp. .........     8,418,600
  123,800     PeopleSoft, Inc.*........     2,116,980
   31,000     SRA International, Inc.
               (Class A)...............       791,740
  108,000     Unisys Corp.*............     1,000,080
                                         ------------
                                           18,495,550
                                         ------------
              Internet Software/
              Services (2.9%)
  107,973     BEA Systems, Inc.*.......     1,049,498
  108,000     Siebel Systems, Inc.*....       932,040
  217,500     VeriSign, Inc.*..........     1,676,925
  750,000     Vignette Corp.*..........     1,140,000
   96,179     Yahoo! Inc.*.............     2,005,332
                                         ------------
                                            6,803,795
                                         ------------
              Media Conglomerates
              (0.5%)
  108,000     AOL Time Warner Inc.*....     1,222,560
                                         ------------

 NUMBER OF
  SHARES                                    VALUE
-----------------------------------------------------
              Medical Specialties
              (3.2%)
  108,000     Medtronic, Inc. .........  $  4,827,600
   83,000     Millipore Corp.*.........     2,777,180
                                         ------------
                                            7,604,780
                                         ------------
              Other Consumer Services
              (1.0%)
   49,110     Apollo Group, Inc. (Class
               A)*.....................     2,275,757
                                         ------------
              Packaged Software (24.5%)
  108,015     Adobe Systems, Inc. .....     2,970,412
  108,000     BMC Software, Inc.*......     2,095,200
   27,800     Hyperion Solutions
               Corp.*..................       715,572
  237,780     Informatica Corp.*.......     1,526,548
   12,192     Mercury Interactive
               Corp.*..................       395,630
  129,000     Micromuse Inc.*..........       752,070
  946,004     Microsoft Corp. .........    22,420,295
  373,000     Network Associates,
               Inc.*...................     5,520,400
  794,699     Oracle Corp.*............     9,504,600
  200,985     Quest Software, Inc.*....     1,985,732
  134,500     Red Hat, Inc.*...........       792,205
  108,100     SAP AG (ADR)
               (Germany)*..............     2,259,290
   97,644     Symantec Corp.*..........     3,954,582
  232,459     TIBCO Software Inc.*.....     1,099,531
  107,552     VERITAS Software
               Corp.*..................     1,831,611
                                         ------------
                                           57,823,678
                                         ------------
              Pharmaceuticals: Other
              (0.1%)
    7,400     Teva Pharmaceutical
               Industries Ltd. (ADR)
               (Israel)................       279,572
                                         ------------
              Recreational Products
              (2.4%)
  107,700     Electronic Arts Inc.*....     5,686,560
                                         ------------

                       See Notes to Financial Statements

Morgan Stanley Technology Fund
PORTFOLIO OF INVESTMENTS - FEBRUARY 28, 2003 (UNAUDITED) continued

 NUMBER OF
  SHARES                                    VALUE
-----------------------------------------------------
              Semiconductors (16.4%)
   80,000     Advanced Micro Devices,
               Inc.*...................  $    439,200
  152,285     Altera Corp.*............     1,908,131
  108,000     Analog Devices, Inc.*....     3,149,280
   99,000     Broadcom Corp. (Class
               A)*.....................     1,433,520
  593,800     Intel Corp. .............    10,243,050
  238,895     Intersil Corp. (Class
               A)*.....................     3,738,707
  107,750     Linear Technology
               Corp. ..................     3,304,692
  180,000     Marvell Technology Group
               Ltd. (Bermuda)*.........     3,708,000
  127,500     Maxim Integrated
               Products, Inc. .........     4,403,850
   50,000     Micrel, Inc.*............       492,000
  103,000     Microchip Technology
               Inc. ...................     2,621,350
  108,000     Micron Technology,
               Inc.*...................       862,920
  108,425     Xilinx, Inc.*............     2,482,933
                                         ------------
                                           38,787,633
                                         ------------
              Telecommunication
              Equipment (5.7%)
   15,100     Advanced Fibre
               Communications, Inc.*...       240,845
   54,000     Harris Corp. ............     1,617,840
  694,800     Lucent Technologies
               Inc.*...................     1,139,472
  108,000     Nokia Corp. (ADR)
               (Finland)*..............     1,428,840
  340,900     Nortel Networks Corp.
               (Canada)*...............       732,935
  124,323     QUALCOMM Inc.*...........     4,299,089
  160,000     RF Micro Devices,
               Inc.*...................     1,046,400
  160,200     UTStarcom, Inc.*.........     2,912,436
                                         ------------
                                           13,417,857
                                         ------------

 NUMBER OF
  SHARES                                    VALUE
-----------------------------------------------------
              Wireless
              Telecommunications (0.6%)
  236,800     AT&T Wireless Services
               Inc.*...................  $  1,399,488
                                         ------------
              Total Common Stocks
               (Cost $312,346,752).....   228,767,926
                                         ------------
PRINCIPAL
AMOUNT IN
-----------
              Short-Term Investment (2.8%)
              Repurchase Agreement
 $  6,643     Joint repurchase
               agreement account 1.36%
               due 03/03/03 (dated
               02/28/03; proceeds
               $6,643,753) (a)
               (Cost $6,643,000).......     6,643,000
                                         ------------

Total Investments
(Cost $318,989,752) (b).....    99.8%     235,410,926
Other Assets in Excess of
Liabilities.................     0.2          523,930
                               -----     ------------
Net Assets..................   100.0%    $235,934,856
                               =====     ============

---------------
   ADR American Depository Receipt.
   *   Non-income producing security.
   (a)  Collateralized by federal agency and U.S. Treasury obligations.
   (b) The aggregate cost for federal income tax purposes is $389,295,104. The aggregate gross unrealized appreciation is $3,498,749 and the aggregate gross unrealized depreciation is $157,382,927 resulting in net unrealized depreciation of $153,884,178.

                       See Notes to Financial Statements

Morgan Stanley Technology Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
February 28, 2003 (unaudited)

Assets:
Investments in securities, at value
 (cost $318,989,752).................  $   235,410,926
Receivable for:
    Investments sold.................       43,537,345
    Dividends........................          108,592
    Shares of beneficial interest
     sold............................          101,903
Prepaid expenses and other assets....           80,859
                                       ---------------
    Total Assets.....................      279,239,625
                                       ---------------
Liabilities:
Payable for:
    Investments purchased............       42,411,313
    Shares of beneficial interest
     redeemed........................          457,585
    Investment management fee........          181,204
    Distribution fee.................          164,980
Accrued expenses.....................           89,687
Contingencies (Note 7)...............        --
                                       ---------------
    Total Liabilities................       43,304,769
                                       ---------------
    Net Assets.......................  $   235,934,856
                                       ===============
Composition of Net Assets:
Paid-in-capital......................  $ 1,398,142,490
Net unrealized depreciation..........      (83,578,826)
Net investment loss..................       (3,157,486)
Accumulated net realized loss........   (1,075,471,322)
                                       ---------------
    Net Assets.......................  $   235,934,856
                                       ===============
Class A Shares:
Net Assets...........................      $17,721,776
Shares Outstanding (unlimited
 authorized, $.01 par value).........        9,105,452
    Net Asset Value Per Share........            $1.95
                                                 =====
    Maximum Offering Price Per Share,
     (net asset value plus 5.54% of
     net asset value)................            $2.06
                                                 =====
Class B Shares:
Net Assets...........................     $182,281,252
Shares Outstanding (unlimited
 authorized, $.01 par value).........       95,357,181
    Net Asset Value Per Share........            $1.91
                                                 =====
Class C Shares:
Net Assets...........................      $28,279,169
Shares Outstanding (unlimited
 authorized, $.01 par value).........       14,868,852
    Net Asset Value Per Share........            $1.90
                                                 =====
Class D Shares:
Net Assets...........................       $7,652,659
Shares Outstanding (unlimited
 authorized, $.01 par value).........        3,911,524
    Net Asset Value Per Share........            $1.96
                                                 =====

Statement of Operations
For the six months ended February 28, 2003 (unaudited)

Net Investment Loss:

Income
Dividends..............................  $     215,462
Interest...............................         26,344
                                         -------------
    Total Income.......................        241,806
                                         -------------
Expenses
Investment management fee..............      1,239,991
Distribution fee (Class A shares)......         23,326
Distribution fee (Class B shares)......        955,754
Distribution fee (Class C shares)......        146,365
Transfer agent fees and expenses.......        885,365
Shareholder reports and notices........         54,665
Professional fees......................         38,972
Registration fees......................         32,923
Custodian fees.........................          9,781
Trustees' fees and expenses............          6,279
Other..................................          5,871
                                         -------------
    Total Expenses.....................      3,399,292
                                         -------------
    Net Investment Loss................     (3,157,486)
                                         -------------
Net Realized and Unrealized Gain
 (Loss):
Net realized loss......................   (130,577,854)
Net change in unrealized
 depreciation..........................    128,587,439
                                         -------------
    Net Loss...........................     (1,990,415)
                                         -------------
Net Decrease...........................  $  (5,147,901)
                                         =============

                       See Notes to Financial Statements

Morgan Stanley Technology Fund
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                                 FOR THE SIX       FOR THE YEAR
                                                                MONTHS ENDED          ENDED
                                                              FEBRUARY 28, 2003   AUGUST 31, 2002
                                                              -----------------   ---------------
                                                                 (unaudited)

Increase (Decrease) In Net Assets:

Operations:
Net Investment loss.........................................    $  (3,157,486)     $ (11,033,092)
Net realized loss...........................................     (130,577,854)      (408,037,298)
Net change in unrealized depreciation.......................      128,587,439        158,223,428
                                                                -------------      -------------
    Net Decrease............................................       (5,147,901)      (280,848,962)
Net decrease from transactions in shares of beneficial
  interest..................................................      (25,608,395)       (51,706,927)
                                                                -------------      -------------
    Net Decrease............................................      (30,754,296)      (312,553,889)
Net Assets:
Beginning of period.........................................      266,689,152        579,243,041
                                                                -------------      -------------
End of Period
(Including a net investment loss of $3,157,486 and $0,
respectively)...............................................    $ 235,934,856      $ 266,689,152
                                                                =============      =============

                       See Notes to Financial Statements

Morgan Stanley Technology Fund
NOTES TO FINANCIAL STATEMENTS - FEBRUARY 28, 2003 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Technology Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of companies of any asset size engaged in technology and technology-related industries. The Fund was organized as a Massachusetts business trust on June 14, 2000 and commenced operations on October 27, 2000.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") and/or Morgan Stanley Investment Management Inc. (the "Sub-Advisor"), an affiliate of the Investment Manager, that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Technology Fund
NOTES TO FINANCIAL STATEMENTS - FEBRUARY 28, 2003 (UNAUDITED) continued

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the

Morgan Stanley Technology Fund
NOTES TO FINANCIAL STATEMENTS - FEBRUARY 28, 2003 (UNAUDITED) continued

extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management and Sub-Advisory Agreements

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 1.0% to the net assets of the Fund determined as of the close of each business day.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $55,098,353 at February 28, 2003.

Morgan Stanley Technology Fund
NOTES TO FINANCIAL STATEMENTS - FEBRUARY 28, 2003 (UNAUDITED) continued

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended February 28, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.98%, respectively.

The Distributor has informed the Fund that for the six months ended February 28, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $531,296 and $3,227, respectively and received $3,195 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended February 28, 2003 aggregated $167,230,442, and $203,057,813, respectively.

For the six months ended February 28, 2003, the Fund incurred $7,191 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, Sub-Advisor and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager, Sub-Advisor and Distributor, is the Fund's transfer agent. At February 28, 2003, the Fund had transfer agent fees and expenses payable of approximately $25,200.

Morgan Stanley Technology Fund
NOTES TO FINANCIAL STATEMENTS - FEBRUARY 28, 2003 (UNAUDITED) continued

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                          FOR THE SIX                  FOR THE YEAR
                                                          MONTHS ENDED                     ENDED
                                                       FEBRUARY 28, 2003              AUGUST 31, 2002
                                                   --------------------------   ---------------------------
                                                          (unaudited)
                                                     SHARES         AMOUNT        SHARES         AMOUNT
                                                   -----------   ------------   -----------   -------------
CLASS A SHARES
Sold.............................................    1,624,599   $  3,176,190     3,093,502   $   9,766,147
Redeemed.........................................   (2,816,928)    (5,470,883)   (5,280,732)    (17,450,389)
                                                   -----------   ------------   -----------   -------------
Net decrease - Class A...........................   (1,192,329)    (2,194,693)   (2,187,230)     (7,684,242)
                                                   -----------   ------------   -----------   -------------
CLASS B SHARES
Sold.............................................    5,965,560     11,663,896    28,876,946      95,755,441
Redeemed.........................................  (16,271,653)   (30,659,628)  (39,915,573)   (122,157,534)
                                                   -----------   ------------   -----------   -------------
Net decrease - Class B...........................  (10,306,093)   (18,995,732)  (11,038,627)    (26,402,093)
                                                   -----------   ------------   -----------   -------------
CLASS C SHARES
Sold.............................................      735,409      1,426,921     3,635,631      11,409,732
Redeemed.........................................   (2,398,500)    (4,539,945)   (6,793,756)    (21,736,036)
                                                   -----------   ------------   -----------   -------------
Net decrease - Class C...........................   (1,663,091)    (3,113,024)   (3,158,125)    (10,326,304)
                                                   -----------   ------------   -----------   -------------
CLASS D SHARES
Sold.............................................      587,500      1,163,867     1,790,179       5,633,253
Redeemed.........................................   (1,268,012)    (2,466,813)   (4,176,572)    (12,927,541)
                                                   -----------   ------------   -----------   -------------
Net decrease - Class D...........................     (680,512)    (1,302,946)   (2,386,393)     (7,294,288)
                                                   -----------   ------------   -----------   -------------
Net decrease in Fund.............................  (13,842,025)  $(25,606,395)  (18,770,375)  $ (51,706,927)
                                                   ===========   ============   ===========   =============

6. Federal Income Tax Status

At August 31, 2002, the Fund had a net capital loss carryover of approximately $562,409,000 which will be available through August 31, 2010 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $316,003,000 during fiscal 2002.

As of August 31, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales.

7. Litigation

On July 31, 2002, several purported class action complaints were filed against Morgan Stanley, the Morgan Stanley Technology Fund, Morgan Stanley Investment Management, Inc. and certain

Morgan Stanley Technology Fund
NOTES TO FINANCIAL STATEMENTS - FEBRUARY 28, 2003 (UNAUDITED) continued

subsidiaries of Morgan Stanley, alleging securities fraud violations in connection with the underwriting and management of the Technology Fund. Plaintiffs allege in these cases that Morgan Stanley analysts issued overly optimistic stock recommendations to obtain investment banking business and that the desire to obtain investment banking business influenced decisions by the Fund manager.

The Fund and Morgan Stanley believe these lawsuits have no merit, and no provision has been made in the Fund's financial statements for the effect, if any, of such matters.

Morgan Stanley Technology Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                     FOR THE PERIOD
                                                                 FOR THE SIX       FOR THE YEAR     OCTOBER 27, 2000*
                                                                MONTHS ENDED           ENDED             THROUGH
                                                              FEBRUARY 28, 2003   AUGUST 31, 2002    AUGUST 31, 2001
                                                              -----------------   ---------------   -----------------
                                                                 (unaudited)
Class A Shares
Selected Per Share Data:

Net asset value, beginning of period........................        $ 1.97             $ 3.74             $10.00
                                                                    ------             ------             ------

Loss from investment operations:
    Net investment loss++...................................         (0.02)             (0.05)             (0.05)
    Net realized and unrealized loss........................         (0.00)             (1.72)             (6.21)
                                                                    ------             ------             ------

Total loss from investment operations.......................         (0.02)             (1.77)             (6.26)
                                                                    ------             ------             ------

Net asset value, end of period..............................        $ 1.95             $ 1.97             $ 3.74
                                                                    ======             ======             ======

Total Return+...............................................         (1.02)%(1)        (47.33)%           (62.60)%(1)

Ratios to Average Net Assets(3):
Expenses....................................................          2.08 %(2)          1.76 %             1.54 %(2)

Net investment loss.........................................         (1.88)%(2)         (1.65)%            (1.11)%(2)

Supplemental Data:
Net assets, end of period, in thousands.....................       $17,722            $20,302            $46,680

Portfolio turnover rate.....................................            68 %(1)           100 %               95 %(1)

---------------------

     *   Commencement of operations.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Technology Fund
FINANCIAL HIGHLIGHTS continued

                                                                                                     FOR THE PERIOD
                                                                 FOR THE SIX       FOR THE YEAR     OCTOBER 27, 2000*
                                                                MONTHS ENDED           ENDED             THROUGH
                                                              FEBRUARY 28, 2003   AUGUST 31, 2002    AUGUST 31, 2001
                                                              -----------------   ---------------   -----------------
                                                                 (unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period........................        $ 1.94             $ 3.71             $10.00
                                                                    ------             ------             ------

Loss from investment operations:
    Net investment loss++...................................         (0.03)             (0.08)             (0.09)
    Net realized and unrealized loss........................         (0.00)             (1.69)             (6.20)
                                                                    ------             ------             ------

Total loss from investment operations.......................         (0.03)             (1.77)             (6.29)
                                                                    ------             ------             ------

Net asset value, end of period..............................        $ 1.91             $ 1.94             $ 3.71
                                                                    ======             ======             ======

Total Return+...............................................         (1.55)%(1)        (47.71)%           (62.90)%(1)

Ratios to Average Net Assets(3):
Expenses....................................................          2.83 %(2)          2.51 %             2.32 %(2)

Net investment loss.........................................         (2.63)%(2)         (2.40)%            (1.89)%(2)

Supplemental Data:
Net assets, end of period, in thousands.....................      $182,281           $205,338           $433,330

Portfolio turnover rate.....................................            68 %(1)           100 %               95 %(1)

---------------------

     *   Commencement of operations.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Technology Fund
FINANCIAL HIGHLIGHTS continued

                                                                                                     FOR THE PERIOD
                                                                 FOR THE SIX       FOR THE YEAR     OCTOBER 27, 2000*
                                                                MONTHS ENDED           ENDED             THROUGH
                                                              FEBRUARY 28, 2003   AUGUST 31, 2002    AUGUST 31, 2001
                                                              -----------------   ---------------   -----------------
                                                                 (unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period........................        $ 1.93             $ 3.71             $10.00
                                                                    ------             ------             ------

Loss from investment operations:
    Net investment loss++...................................         (0.02)             (0.08)             (0.09)
    Net realized and unrealized loss........................         (0.01)             (1.70)             (6.20)
                                                                    ------             ------             ------

Total loss from investment operations.......................         (0.03)             (1.78)             (6.29)
                                                                    ------             ------             ------

Net asset value, end of period..............................        $ 1.90             $ 1.93             $ 3.71
                                                                    ======             ======             ======

Total Return+...............................................         (1.55)%(1)        (47.98)%           (62.90)%(1)

Ratios to Average Net Assets(3):
Expenses....................................................          2.81 %(2)          2.51 %             2.32 %(2)

Net investment loss.........................................         (2.61)%(2)         (2.40)%            (1.89)%(2)

Supplemental Data:
Net assets, end of period, in thousands.....................       $28,279            $31,960            $73,111

Portfolio turnover rate.....................................            68 %(1)           100 %               95 %(1)

---------------------

     *   Commencement of operations.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Technology Fund
FINANCIAL HIGHLIGHTS continued

                                                                                                     FOR THE PERIOD
                                                                 FOR THE SIX       FOR THE YEAR     OCTOBER 27, 2000*
                                                                MONTHS ENDED           ENDED             THROUGH
                                                              FEBRUARY 28, 2003   AUGUST 31, 2002    AUGUST 31, 2001
                                                              -----------------   ---------------   -----------------
                                                                 (unaudited)
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period........................        $ 1.98             $ 3.74             $10.00
                                                                    ------             ------             ------

Loss from investment operations:
    Net investment loss++...................................         (0.02)             (0.05)             (0.05)
    Net realized and unrealized loss........................         (0.00)             (1.71)             (6.21)
                                                                    ------             ------             ------

Total loss from investment operations.......................         (0.02)             (1.76)             (6.26)
                                                                    ------             ------             ------

Net asset value, end of period..............................        $ 1.96             $ 1.98             $ 3.74
                                                                    ======             ======             ======

Total Return+...............................................         (1.01)%(1)        (47.06)%           (62.60)%(1)

Ratios to Average Net Assets(3):
Expenses....................................................          1.83 %(2)          1.51 %             1.32 %(2)

Net investment loss.........................................         (1.63)%(2)         (1.40)%            (0.89)%(2)

Supplemental Data:
Net assets, end of period, in thousands.....................        $7,653             $9,089            $26,122

Portfolio turnover rate.....................................            68 %(1)           100 %               95 %(1)

---------------------

     *   Commencement of operations.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

[MORGAN STANLEY LOGO]

MORGAN STANLEY
TECHNOLOGY FUND

Semiannual Report
February 28, 2003


39854RPT-10533D03-AP-4/03